UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 31, 2019

C&J Energy Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38023	81-4808566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3990 Rogerdale Rd.
Houston, Texas 77042
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (713) 325-6000
N/A
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Common stock, Par value $0.01 per share	CJ	The New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)

Item 5.07    Submission of Matters to Vote of Security Holders
On Friday, May 31, 2019, C&J Energy Services, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals, and the final voting results for each proposal are set forth below:
Proposal 1 – The Election of Two Directors to Serve as Class II Directors on the Company’s Board of Directors for a Three-Year Term:

A)	John Kennedy

FOR		AGAINST / WITHHOLD		BROKER NON-VOTES
# of Votes Cast	% of Proposal Votes	# of Votes Cast	% of Proposal Votes	# of Votes Cast
40,787,703	77.99%	11,509,836	22.01%	3,544,880

B)	Michael Roemer

FOR		AGAINST / WITHHOLD		BROKER NON-VOTES
# of Votes Cast	% of Proposal Votes	# of Votes Cast	% of Proposal Votes	# of Votes Cast
30,993,683	59.26%	21,303,856	40.74%	3,544,880

Each director nominee was elected by the Company’s stockholders, as recommended by the Company’s Board of Directors.
Proposal 2 – Non-Binding Vote to Approve the 2018 Compensation of the Company’s Named Executive Officers:

FOR		AGAINST		WITHHOLD / ABSTAIN		BROKER NON-VOTES
# of Votes Cast	% of Proposal Votes	# of Votes Cast	% of Proposal Votes	# of Votes Cast	% of Proposal Votes	# of Votes Cast
48,692,180	93.11%	3,265,821	6.24%	339,538	0.65%	3,544,880

As reflected above, the Company’s stockholders approved, on a non-binding basis, the 2018 compensation of the Company’s named executive officers, as recommended by the Company’s Board of Directors.

Proposal 3 – The Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2019:

FOR		AGAINST		WITHHOLD / ABSTAIN
# of Votes Cast	% of Proposal Votes	# of Votes Cast	% of Proposal Votes	# of Votes Cast	% of Proposal Votes
55,832,152	99.98%	5,868	0.01%	4,399	0.01%

The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting for the year ending December 31, 2019, as recommended by the Company’s Board of Directors.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&J ENERGY SERVICES, INC.
May 31, 2019
	By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Executive Vice President, General Counsel, Chief Risk and Compliance Officer and Corporate Secretary